UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2005


                                    MDI, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-9463                75-2626358
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 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)

                  9725 Datapoint Drive
                   San Antonio, Texas                               78229
        (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (210) 582-2664


                         American Building Control, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 1.01     Entry into a Material Definitive Agreement.


     On December 9, 2005, MDI, Inc. ("MDI") entered into a definitive letter agreement to acquire from Ecomatrix Funding, Inc. ("Seller") the business of privately-held Advanced Security Link ("ASL") of Costa Mesa, California.

     Under the Agreement, MDI acquired all of the intellectual property rights, customer and supplier agreements, rights under certain leases used in the ASL business, and specific property and equipment located at the ASL facility. MDI did not agree to assume any liabilities associated with the ASL business being acquired other than as would be used directly in the future operation of the ASL business by MDI. The purchase price for the ASL business is 2,000,000 shares of MDI's Common Stock, valued at $1,460,000 based on the closing bid price of MDI's stock on December 9, 2005.


     Item 1.02.    Termination of a Material Definitive Agreement.


     The information set forth under Item 5.02 of this Current Report on Form 8-K relating to the termination of Jon Greenwood's employment agreement with the company is hereby incorporated in this Item 1.02 by reference.


     Item 2.01.    Completion of Acquisition or Disposition of Assets.


     As described in the Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on December 16, 2005, MDI entered into a definitive agreement (the "Acquisition Agreement") on December 9, 2005 to acquire from Ecomatrix Funding, Inc. ("Seller") the business of privately-held Advanced Security Link ("ASL") of Costa Mesa, California. On January 5, 2006, MDI completed the acquisition pursuant to the terms of the Acquisition Agreement. The acquisition consideration pursuant to the Acquisition Agreement is 2,000,000 unregistered shares of MDI common stock. MDI also agreed to use reasonable best efforts to file a registration on Form S-3 to register the shares of common stock issued to Seller for resale with the SEC no later than thirty days following the closing. As part of the acquisition, Minh Phan, founder and CEO of ASL and an owner and officer of Seller, entered into a Consulting Agreement with MDI pursuant to which he agreed to continue to manage the business of ASL for a period of up to three years following the closing at a monthly compensation of $15,000. Mr. Phan was also eligible to earn a bonus of $75,000 in the event annual revenue from the sale by MDI of ASL products were $2,000,000 or greater. Mr. Phan will report to the President of MDI.

     A copy of the press release announcing the completion of the transaction is attached as Exhibit 99.1 and incorporated by reference.

     As permitted by Item 9.01(a)(4) of Form 8-K, MDI has omitted the historical, pro forma and other financial information as required to be filed with this Report pursuant to Item 9.01 and will file such information within the prescribed time period.

     Item 3.02.    Unregistered Sale of Equity Securities.

     The information contained in Items 1.01 and 2.01 above is incorporated herein by reference.

     The issuance of the 2,000,000 shares of common stock of MDI to Ecomatrix Funding, Inc. in connection with the acquisition of the ASL assets pursuant to the Acquisition Agreement, was made in reliance upon an exemption from the registration provisions of the Securities Act of 1933, as amended, as set forth in Section 4(2) thereof on the basis that the offer and sale of the shares does not involve a public offering. No underwriters were involved in this transaction.

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On January 6, 2006, Jon Greenwood, Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of MDI, announced that he was resigning his position with MDI, and its affiliates, to pursue other opportunities. Mr. Greenwood's resignation will be effective January 6, 2006.

     Mr. Greenwood's resignation was not related to the Company's accounting practices or financial statement disclosures.

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


     MDI will begin a search for a new Chief Financial Officer and Peter Knepper, a member of the Board of Directors and Chairman of its Audit Committee, will assume the role of interim Chief Financial Officer until a permanent replacement is named. During the time that Mr. Knepper serves as Interim Chief Financial Officer of the Company, he will not serve as Chairman of the Audit Committee nor be a member of the Audit Committee. Mr. Knepper is also a member of the Compensation Committee and will, accordingly, refrain from taking any action or participating in any decision on that committee that could be deemed in conflict with any rule or regulation of the Securities and Exchange Commission or The Nasdaq Stock Market.

     In connection with Mr. Greenwood's resignation, MDI and Mr. Greenwood entered into an agreement dated January 10, 2006 whereby: (a) Mr. Greenwood's employment agreement with the company dated March 19, 2004 was terminated effective as of the date of his resignation, (b) Mr. Greenwood will receive three (3) months' salary ($37,500.00) in a lump sum, and (c) Mr. Greenwood will receive three (3) months' salary ($37,500.00) and benefits continuation. A copy of the January 10, 2006 agreement with Mr. Greenwood is attached as Exhibit 99.2

     Item 9.01.    Financial Statements and Exhibits.

          Exhibit. The following exhibits are being filed herewith:

          99.1       Press Release issued by MDI dated January 6, 2006.
          99.2       January 10, 2006 Agreement between the Company and
                     Jon Greenwood.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  January 10, 2006                    MDI, Inc.



                                            By: /s/ Richard A. Larsen

                                            Richard A. Larsen
                                            Senior Vice President and Secretary


                                  EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------

    99.1           Press Release dated January 6, 2006.
    99.2           January 10, 2006 Agreement between the Company and
                   Jon Greenwood.



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